Exhibit 99.1

 FORM OF CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                 (JACK E. DAVIS)

     I, Jack E. Davis, President and Chief Executive Officer of Arizona Public Service Company ("APS"), certify, to the best of my knowledge, that: (a) the attached Annual Report on Form 10-K of APS for the fiscal year ended December 31, 2002 (the "December 2002 Form 10-K") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the December 2002 Form 10-K Report fairly presents, in all material respects, the financial condition and results of operations of APS.


                                        Jack E. Davis
                                        ----------------------------------------
                                        Jack E. Davis
                                        President and Chief Executive Officer

                                        Date: March 31, 2003